EXHIBIT 4.1

     COMMON STOCK                                                                                  PAR VALUE $.001

            NUMBER                                                                                              SHARES

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE
                                                                                 CUSIP 71375U 10 1
THIS CERTIFICATE IS TRANSFERABLE IN                                                                                                         SEE REVERSE FOR CERTAIN DEFINITIONS
JERSEY CITY, NJ, NEW YORK, NY AND
PITTSBURGH, PA

                                [PERFICIENT INC. LOGO]

                                  PERFICIENT, INC.

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

                     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

Perficient, Inc., a Delaware corporation (hereinafter referred to as the
"Corporation"), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent and registered by the registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED
MELLON INVESTOR SERVICES LLC
BY:                                         TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE

Dated:

/s/ Paul E. Martin                            [PERFICIENT, INC. SEAL]                                        /s/ Jeffrey S. Davis

CHIEF FINANCIAL OFFICER AND SECRETARY                                                                                                 PRESIDENT AND CHIEF OPERATING OFFICER

                                                  PERFICIENT, INC.

    The Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Secretary of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT-______Custodian______
TEN ENT - as tenants by the entireties	(Cust) (Minor)
JT TEN - as joint tenants with right of	under Uniform Gifts to Minors
survivorship and not as tenants in common	Act__________________________
(State)

                  Additional abbreviations may also be used though not in the above list.

For value received,_________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________________________
{PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________

_____________________________________________________________________________

_______________________________________________________________________shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________________

  _____________________________________________________________________________________
  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
  THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
  CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

BY___________________________________________________
  THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
  INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
  AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
  GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.